                                                                    EXHIBIT 20.1

                 Exhibit C of Pooling and Servicing Supplement
                                    REVISED

          FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT
          -----------------------------------------------------------

                                 Series 1996-1

                      FIRST UNION NATIONAL BANK OF GEORGIA

                      FIRST UNION MASTER CREDIT CARD TRUST
                      ------------------------------------

The information which is required to be prepared with respect to the distribution date of May 15, 1996, and with respect to the performance of the Trust during the related Monthly Period.

Capitalized terms used in this Statement have their respective meanings set forth in the Pooling Servicing Agreement.

A Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount

      1    The amount of the current monthly distribution in respect of Class A
           Monthly Principal                                                                                         $ 0
                                                                                                     -------------------
      2    The amount of the current monthly distribution in respect of Class B
           Monthly Principal                                                                                         $ 0
                                                                                                     -------------------

      3    The amount of the current monthly distribution in respect of Collateral
           Monthly Principal                                                                                         $ 0
                                                                                                     -------------------

      4    The amount of the current monthly distribution in respect of Class A
           Monthly Interest                                                                                 $ 10,140,956
                                                                                                     -------------------

      5    The amount of the current monthly distribution in respect of Class A
           Deficiency Amounts                                                                                        $ 0
                                                                                                     -------------------

      6    The amount of the current monthly distribution in respect of Class A
           Additional Interest                                                                                       $ 0
                                                                                                     -------------------

      7    The amount of the current monthly distribution in respect of Class B
           Monthly Interest                                                                                    $ 847,532
                                                                                                     -------------------

      8    The amount of the current monthly distribution in respect of Class B
           Deficiency Amounts                                                                                        $ 0
                                                                                                     -------------------

      9    The amount of the current monthly distribution in respect of Class B
           Additional Interest                                                                                       $ 0
                                                                                                     -------------------

    10   The amount of the current monthly distribution in respect of Collateral
         Monthly Interest                                                                                    $ 1,311,242
                                                                                                     -------------------

    11   The amount of the current monthly distribution in respect of any accrued
         and unpaid Collateral Monthly Interest                                                                       $0
                                                                                                     -------------------

B   Information Regarding the Performance of the Trust
    --------------------------------------------------

    1     Collection of Principal Receivables
          -----------------------------------

      (a)  The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were allocated in respect of the
           Class A Certificates                                                                            $ 131,298,440
                                                                                                     -------------------

      (b)  The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were allocated in respect of the
           Class B Certificates                                                                             $ 10,742,639
                                                                                                     -------------------

      (c)  The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were allocated in respect of the
           Collateral Interest                                                                              $ 17,108,589
                                                                                                     -------------------


2   Principal Receivables in the Trust
    ----------------------------------

      (a)  The aggregate amount of Principal Receivables in the Trust as of the
           end of the day on the last day of the related Monthly Period                                  $ 4,313,164,653
                                                                                                     -------------------

      (b)  The amount of Principal Receivables in the Trust represented by the
           Investor Interest of Series 1996-1 as of the end of the day on the last
           day of the related Monthly Period                                                             $ 1,115,151,821
                                                                                                     -------------------

      (c)  The amount of Principal Receivables in the Trust represented by the
           Series 1996-1 Adjusted Investor Interest as of the end of the day on
           the last day of the related Monthly Period                                                    $ 1,115,151,821
                                                                                                     -------------------

      (d)  The amount of Principal Receivables in the Trust represented by the
           Class A Investor Interest as of the end of the day on the last day of
           the related Monthly Period                                                                      $ 920,000,000
                                                                                                     -------------------

      (e)  The amount of Principal Receivables in the Trust represented by the
           Class A Adjusted Investor Interest as of the end of day on the last
           day of the related Monthly Period                                                               $ 920,000,000
                                                                                                     -------------------

      (f)  The amount of Principal Receivables in the Trust represented by the
           Class B Investor Interest as of the end of the day on the last day of
           the related Monthly Period                                                                       $ 75,273,000
                                                                                                     -------------------

      (g)  The amount of Principal Receivables in the Trust represented by the
           Collateral Interest as of the end of the day on the last day of the
           related Monthly Period                                                                           $119,878,821
                                                                                                     -------------------

      (h)  The Floating Investor Percentage with respect to the related
           Monthly Period                                                                                         26.05%
                                                                                                     -------------------

      (i)  The Class A Floating Allocation with respect to the related Monthly
           Period                                                                                                 21.49%
                                                                                                     -------------------

      (j)  The Class B Floating Allocation with respect to the related Monthly
           Period                                                                                                  1.76%
                                                                                                     -------------------

      (k)  The Collateral Floating Allocation with respect to the related
           Monthly Period                                                                                          2.80%
                                                                                                     -------------------

      (l)  The Fixed Investor Percentage with respect to the related Monthly
           Period                                                                                                    N/A
                                                                                                     -------------------

      (m)  The Class A Fixed Allocation with respect to the related Monthly
           Period                                                                                                    N/A
                                                                                                     -------------------

      (n)  The Class B Fixed Allocation with respect to the related Monthly
           Period                                                                                                    N/A
                                                                                                     -------------------

      (o)  The Collateral Fixed Allocation with respect to the related Monthly
           Period                                                                                                    N/A
                                                                                                     -------------------


3     Rebate Accounts
      ---------------
      The aggregate amount of Principal                                                       Aggregate        Percentage
      Receivables arising in Rebate                                        Number              Account          of Total
      Accounts with respect to the related                               of Accounts           Balance         Receivables
                                                                       ---------------    ----------------    --------------
      Monthly Account Receivables                                          39,895            180,058,848          4.11%
                                                                       ---------------    ----------------    --------------
4     Delinquent Balances
      -------------------
      The aggregate amount of outstanding balances
      in the Accounts which were delinquent as of                         Aggregate          Percentage
      the end of the day on the last day of the related                    Account            of Total
      Monthly Period:                                                      Balance          Receivables
                                                                           -------           ----------
      (a)    35 - 64 days:                                             $ 77,629,609             1.77%
                                                                       ------------        ------------
      (b)    65 - 94 days:                                             $ 48,673,442             1.11%
                                                                       ------------        ------------
      (c)    95 - 124 days:                                            $ 39,326,606             0.90%
                                                                       ------------        ------------
      (d)   125 - 154 days:                                            $ 32,745,942             0.75%
                                                                       ------------        ------------
      (e)   155 - or more days:                                        $ 41,203,866             0.94%
                                                                       ------------        ------------

5     Investor Default Amount
      -----------------------

      (a)  The Aggregate Investor Default Amount for the related Monthly
           Period                                                                                    $ 9,931,119
                                                                                             -------------------

      (b)  The Class A Investor Default Amount for the related Monthly
           Period                                                                                    $ 8,193,171
                                                                                             -------------------

      (c)  The Class B Investor Default Amount for the related Monthly
           Period                                                                                      $ 670,353
                                                                                             -------------------

      (d)  The Collateral Default Amount for the related Monthly Period                               $1,067,595
                                                                                             -------------------

6     Investor Charge Offs
      --------------------

      (a)  The aggregate amount of Class A Investor Charge Offs for the
           related Monthly Period                                                                            $ 0
                                                                                             -------------------

      (b)  The aggregate amount of Class A Investor Charge Offs set forth in
           5(a) above per $ 1,000 of original certificate principal amount                                   $ 0
                                                                                             -------------------

      (c)  The aggregate amount of Class B Investor Charge Offs for the
           related Monthly Period                                                                            $ 0
                                                                                             -------------------

      (d)  The aggregate amount of Class B Investor Charge Offs set forth in
           5(c) above per $1,000 of original certificate principal amount                                    $ 0
                                                                                             -------------------

      (e)  The aggregate amount of Collateral Charge Offs for the related
           Monthly Period                                                                                    $ 0
                                                                                             -------------------

      (f)  The aggregate amount of Class A Investor Charge Offs reimbursed
           on the Transfer Date immediately preceding the Distribution Date                                  $ 0
                                                                                             -------------------

      (g)  The aggregate amount of Class A Investor Charge Offs set forth in
           5(g) above per $1,000 original certificate principal amount reimbursed
           on the Transfer Date immediately preceding this Distribution Date                                 $ 0
                                                                                             -------------------

      (h)  The aggregate amount of Class B Investor Charge Offs reimbursed
           on the Transfer Date immediately preceding this Distribution Date                                 $ 0
                                                                                             -------------------

      (i)  The aggregate amount of Class B Investor Charge Offs set forth in
           5(i) above per $1,000 original certificate principal amount reimbursed
           on the Transfer Date immediately preceding this Distribution Date                                 $ 0
                                                                                             -------------------

      (j)  The aggregate amount of Collateral Charge Offs reimbursed on the
           Transfer Date immediately preceding this Distribution Date                                         $0
                                                                                             -------------------

7     Investor Servicing Fee
      ----------------------
      (a)  The amount of the Class A Servicing Fee payable by the Trust to the
           Servicer for the Related Monthly Period                                                   $ 1,820,833
                                                                                             -------------------

      (b)  The amount of the Class B Servicing Fee payable by the Trust to the
           Servicer for the Related Monthly Period                                                     $ 148,978
                                                                                             -------------------
      (c)  The amount of the Collateral Servicing Fee payable by the Trust to
           the Servicer for the related Monthly Period                                                 $ 237,260
                                                                                             -------------------

      (d)  The amount of Servicer Interchange payable by the Trust to the
           Servicer for the related Monthly Period                                                   $ 1,324,243
                                                                                             -------------------

8     Reallocations
      -------------
      (a)  The amount of Reallocated Collateral Principal Collections with
           respect to this Distribution Date                                                                 $ 0
                                                                                             -------------------

      (b)  The amount of Reallocated Class B Principal Collections with
           respect to this Distribution Date                                                                 $ 0
                                                                                             -------------------

      (c)  The Collateral Interest as of the close of business on this Distribution
           Date                                                                                    $ 119,878,821
                                                                                             -------------------

      (d)  The Class B Investor Interest as of the close of business on this
           Distribution Date                                                                        $ 75,273,000
                                                                                             -------------------

 9    Collection of Finance Charge Receivables
      ----------------------------------------
      (a)  The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were allocated in
           respect of the Class A Certificates                                                      $ 21,587,304
                                                                                             -------------------

      (b)  The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were allocated in
           respect of the Class B Certificates                                                       $ 1,766,241
                                                                                             -------------------

      (c)  The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were allocated in
           respect of the Collateral Interest                                                        $ 2,812,892
                                                                                             -------------------

  10  Principal Funding Account
      -------------------------

      (a)  The principal amount on deposit in the Principal Funding Account on
           the related Transfer Date                                                                         $ 0
                                                                                             -------------------

      (b)  The Accumulation Shortfall with respect to the related Monthly
           Period                                                                                             $0
                                                                                             -------------------

      (c)  The Principal Funding Investment Proceeds deposited in the Finance
           Charge Account on the related Transfer Date                                                        $0
                                                                                             -------------------

      (d)  The amount of all or the portion of the Reserve Draw Amount deposited in the Finance Charge Account on the related Transfer
           Date from the Reserve Account                                                                      $0
                                                                                             -------------------

  11  Reserve Draw Amount                                                                                     $0
      -------------------
                                                                                             -------------------

  12  Available Funds
      ---------------

      (a)  The amount of Class A Available Funds on deposit in the Finance
           Charge Account on the related Transfer Date                                              $ 21,587,304
                                                                                             -------------------

      (b)  The amount of Class B Available Funds on deposit in the Finance
           Charge Account on the related Transfer Date                                               $ 1,766,241
                                                                                             -------------------

      (c)  The amount of Collateral Available Funds on deposit in the Finance
           Charge Account on the related Transfer Date                                               $ 2,812,892
                                                                                             -------------------

   13 Portfolio Yield
      ---------------

      (a)  The Portfolio Yield for the related Monthly Period*
           (weighted average of March (10.47%) and April (11.28%))                                         10.92%
                                                                                             -------------------

      (b) The Portfolio Adjusted Yield for the related Monthly Period                                        N/A
                                                                                             -------------------

C     Floating Rate Determinations
      ----------------------------

      1 LIBOR for the Interest Period ending on this Distribution Date

           (a) for period from 3/5/96 through 3/14/96                                                    5.3125%
                                                                                             -------------------
           (b) for period from 3/15/96 through 4/14/96                                                   5.3750%
                                                                                             -------------------
           (c) for period from 4/15/96 through 5/14/96                                                   5.5000%
                                                                                             -------------------

      FIRST NATIONAL BANK OF GEORGIA
      Service

      By: /s/ JAMES H. GILBRAITH II
         -----------------------------------

      James H. Gilbraith II
      Vice President and Director
      First Union National Bank of Georgia